[USAA                         USAA INVESTMENT TRUST
EAGLE                   SUPPLEMENT DATED JANUARY 3, 2006
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 1, 2005
                        AS SUPPLEMENTED DECEMBER 1, 2005

DELETE THE FOURTH PARAGRAPH UNDER "SUBADVISORY AGREEMENTS" ON PAGE 39 AND THE SECOND, FOURTH, SIXTH, AND SEVENTH FULL PARAGRAPHS ON PAGE 40 AND REPLACE WITH THE FOLLOWING INFORMATION.

         For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.18% through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Funds' assets investible in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investible in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 86 partners, all of whom are active in the firm. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.

         The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. Wellington Management has agreed to waive all fees in excess of 0.18% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities through June 30, 2006. Wellington Management may terminate this waiver if the Manager allocates less than 100% of certain USAA Funds' assets investible in U.S. stocks to Wellington Management. The Manager has allocated less than 100% of these Funds' assets investible in U.S. stocks to Wellington Management, so Wellington Management may terminate this waiver at any time.

     The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).

     For the International Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.

     For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFSIM. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.29% of the aggregate average net assets of the MFSIM Funds.



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